UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) — September 8, 2010
ONCOR ELECTRIC DELIVERY COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1601 Bryan Street, Dallas, Texas 75201
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including Area Code — (214) 486-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS
     On September 8, 2010, Oncor Electric Delivery Company LLC (“Oncor”) issued a press release announcing its offer to exchange certain Senior Secured Notes of Oncor for newly issued Senior Secured Notes. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in its entirety.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by Oncor Electric Delivery Company LLC on September 8, 2010, announcing its offer to exchange certain Senior Secured Notes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the following registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC
By:	/s/ John M. Casey
	Name:	John M. Casey
	Title:	Vice President - Treasurer

Dated: September 8, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Oncor Electric Delivery Company LLC on September 8, 2010, announcing its offer to exchange certain Senior Secured Notes.